CONTENTS

1.   FINANCIAL STATEMENTS

1.1  Balance sheets as at December 31, 1995 (unaudited), December 31, 1996,
     and September 30, 1997 (unaudited)                                            2

1.2  Statements of operations for the years ended December 31, 1995
     (unaudited) and December 31, 1996 and for the nine months ended
     September 30, 1996 (unaudited) and September 30, 1997 (unaudited)             3

1.3  Statements of cash flows for the years ended December 31, 1995 (unaudited)
     and December 31, 1996 and for the nine months ended September 30, 1996
     (unaudited) and September 30, 1997 (unaudited)                                4

1.4  Notes to the financial statements                                             5

2.   REPORT OF THE INDEPENDENT ACCOUNTANTS                                        10


                         MABEL SYSTEMS B.V., AMSTERDAM

1.1.    BALANCE SHEETS
        (in  Dutch guilders (NLG))

                                              DECEMBER 31, 1995        DECEMBER 31, 1996           SEPTEMBER 30, 1997
                                                    (UNAUDITED)                                           (UNAUDITED)
                                              -----------------        -----------------           ------------------
TANGIBLE FIXED ASSETS
Computers and office
furniture                                           65,712                    43,224                      36,660
Vehicles                                            13,834                     4,965                       2,335
                                              -----------------        -----------------           ------------------

                                                    79,546                    48,189                      38,995
CURRENT ASSETS

ACCOUNTS RECEIVABLE
Trade debtors                                      206,034                   436,941                     503,367
Other accounts receivable                           28,210                    45,496                      41,065
                                              -----------------        -----------------           ------------------
                                                   234,244                   482,437                     544,432

CASH AND BANKS                                     832,054                 1,337,885                   1,835,895
                                              -----------------        -----------------           ------------------
TOTAL ASSETS                                     1,145,844                 1,868,511                   2,419,322
                                              =================        =================           ==================
SHAREHOLDERS' EQUITY
Share capital                                       40,000                    40,000                      40,000
General reserve                                    352,321                 1,001,113                   1,636,579
                                              -----------------        -----------------           ------------------
                                                   392,321                 1,041,113                   1,676,579
CURRENT LIABILITIES
Deferred maintenance
  revenue                                          146,901                   220,335                     285,551
Taxes and social security
  premiums                                         131,855                   443,148                     354,184
Dividends                                                0                    50,000                           0
Other liabilities                                  347,987                   113,915                     103,008
Loan from shareholder                              126,780                         0                           0
                                              -----------------        -----------------           ------------------
                                                   753,523                   827,398                     742,743
                                              -----------------        -----------------           ------------------
TOTAL EQUITY AND LIABILITIES                     1,145,844                 1,868,511                   2,419,322
                                              =================        =================           ==================


                         MABEL SYSTEMS B.V., AMSTERDAM

1.2.    STATEMENTS OF OPERATIONS
        (in Dutch guilders (NLG))

                                       YEAR ENDED           YEAR ENDED           NINE MONTHS ENDED      NINE MONTHS ENDED
                                   DECEMBER 31, 1995     DECEMBER 31, 1996      SEPTEMBER 30, 1996     SEPTEMBER 30, 1997
                                       (UNAUDITED)                                     (UNAUDITED)            (UNAUDITED)
                                  ------------------     ------------------     ------------------     ------------------
NET SALES                               1,835,804               2,468,545              1,730,823              2,006,754

Wages and salaries                        592,900                 670,403                508,030                575,402
Social security premiums                   37,104                  51,678                 39,344                 40,218
Depreciation of fixed assets               67,258                  55,619                 38,758                 27,979
Other operating expenses                  478,970                 482,425                363,687                426,347
                                  ------------------     ------------------     ------------------     ------------------
TOTAL OPERATING EXPENSES                1,176,232               1,260,125                949,819              1,069,946
                                  ------------------     ------------------     ------------------     ------------------
OPERATING RESULT                          659,572               1,208,420                781,004                936,808

FINANCIAL INCOME/EXPENSE
Interest income                            18,672                  32,804                 17,884                 42,367
Interest expense                           11,755                   8,959                      0                      0
                                  ------------------     ------------------     ------------------     ------------------
Net financial income                        6,917                  23,845                 17,884                 42,367
                                  ------------------     ------------------     ------------------     ------------------

RESULT FROM OPERATIONS
  BEFORE TAXATION                         666,489               1,232,265                798,888                979,175

Taxation on result from
  operations                              239,224                 433,473                281,611                343,709
                                  ------------------     ------------------     ------------------     ------------------
NET RESULT FOR THE PERIOD                 427,265                 798,792                517,277                635,466
                                  ==================     ==================     ==================     ==================


                         MABEL SYSTEMS B.V., AMSTERDAM

1.3.    STATEMENTS OF CASH FLOWS
        (in Dutch guilders (NLG))

                                                     YEAR ENDED         YEAR ENDED        NINE MONTHS ENDED      NINE MONTHS ENDED
                                                 DECEMBER 31, 1995   DECEMBER 31, 1996    SEPTEMBER 30, 1996     SEPTEMBER 30, 1997
                                                     (UNAUDITED)                            (UNAUDITED)             (UNAUDITED)
                                                -----------------    -----------------    --------------------    ------------------
Cash flows from operating activities:
  Net income                                           427,265           798,792              517,277                    635,466
  Adjustments to reconcile net income
   to net cash provided by operating activities:
  Depreciation                                          67,258            55,619               38,758                     27,979
  Change in operating assets and liabilities:
       Accounts receivable                             136,555          (248,193)            (250,449)                   (61,995)
       Deferred maintenance revenue                     27,057            73,434             (146,901)                    65,216
       Taxes and social security premiums               65,421           311,293              310,180                    (88,964)
       Sales invoiced in advance                            --                --              207,003                         --
       Other liabilities                               (83,768)         (234,072)            (209,995)                   (10,907)
                                                ----------------- -----------------     --------------------    ------------------
            Total adjustments                          212,523           (41,919)             (51,404)                   (68,671)
                                                ----------------- -----------------     --------------------    ------------------
Net cash provided by operating activities              639,788           756,873              465,873                    566,795
                                                ----------------- -----------------     --------------------    ------------------

Cash flows from investing activities:
       Additions to property and equipment             (18,647)          (27,302)             (21,724)                   (18,785)
       Disposals of equipment, net                          --             3,040                   --                         --
                                                ----------------- -----------------     --------------------    ------------------
Net cash used in investing activities                  (18,647)          (24,262)             (21,724)                   (18,785)
                                                ----------------- -----------------     --------------------    ------------------

Cash flows from financing activities:
        Borrowing (Payment) of loan from
         shareholder                                   126,780          (126,780)            (126,780)                        --
       Dividends to shareholders                      (483,000)         (100,000)            (100,000)                   (50,000)
                                                ----------------- -----------------     --------------------    ------------------
Net cash used in financing activities                 (356,220)         (226,780)            (226,780)                   (50,000)
                                                ----------------- -----------------     --------------------    ------------------

Net increase in cash and banks                         264,921           505,831              217,369                    498,010

Cash and banks, at beginning of period                 567,133           832,054              832,054                  1,337,885
                                                ----------------- -----------------     --------------------    ------------------
Cash and banks, at end of period                       832,054         1,337,885            1,049,423                  1,835,895
                                                ================= =================     ====================    ==================

                         MABEL SYSTEMS B.V., AMSTERDAM

1.4.    NOTES TO THE FINANCIAL STATEMENTS

1.4. 1.    Summary of significant accounting policies

The general principle for the valuation of assets and liabilities, as well as the determination of results, is the historical purchase price or manufacturing cost. Unless otherwise stated, assets and liabilities are stated at the values at which they were acquired or incurred.

         Translation of foreign currencies
Current assets and current liabilities in foreign currencies are translated at the official rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated at the applicable exchange rate on the date of the transaction.

         Tangible fixed assets
Tangible fixed assets are stated at acquisition cost less depreciation calculated on a straight-line basis over the estimated useful life, generally three to five years. Acquisitions during the year are depreciated from the date of acquisition.

         Accounts receivable
Accounts receivable are shown net of a provision for doubtful accounts.

         Cash and banks
Cash and bank balances are freely disposable, unless stated otherwise.

         Revenue Recognition

The Company generally recognizes license revenues on delivery of the software to the customer provided that collection of the resulting receivable is considered probable, unless the Company has significant future obligations remaining under the license agreement or there is significant uncertainty about customer acceptance. If there are significant future obligations or uncertainty about acceptance, revenue is recognized when such obligations are satisfied and any uncertainty about acceptance becomes insignificant.

The Company records accounts receivable and related deferred revenues upon billing for maintenance agreements. Revenues from maintenance agreements are recognized ratably over the term of the agreement.


                         MABEL SYSTEMS B.V., AMSTERDAM

Professional services revenues include consulting and training provided to customers, generally on a time and materials basis. Professional services revenues are recognized when the services are performed.

         Research and Development
Research and development costs associated with computer software are charged to expense as incurred.

         Taxation
The tax charge for the period is computed on the book profit before tax at the nominal rates, taking account of permanent differences.


                         MABEL SYSTEMS B.V., AMSTERDAM

1.4. 2.    Fixed assets

           Tangible fixed assets
Movements in the tangible fixed assets are:
                  (in Dutch guilders (NLG))

                                    COMPUTERS
                                    AND OFFICE
                                    FURNITURE      VEHICLES         TOTAL
                                    ----------    ----------     -----------
Balance as at January 1, 1996

Cost                                  263,340        53,762        317,102
Accumulated depreciation             (197,628)      (39,928)      (237,556)
                                    ----------    ----------     -----------
                                       65,712        13,834         79,546
                                    ==========    ==========     ===========
Movements in 1996
Acquisitions                           27,302             0         27,302
Depreciation                          (49,790)       (5,829)       (55,619)
Disposals                                   0       (30,392)       (30,392)
Depreciation on disposals                   0        27,352         27,352
                                    ----------    ----------     -----------
                                      (22,488)       (8,869)       (31,357)
Balance as at December 31, 1996
Cost                                  290,642        23,370        314,012
Accumulated depreciation             (247,418)      (18,405)      (265,823)
                                    ----------    ----------     -----------
Book value                             43,224         4,965         48,189
                                    ==========    ==========     ===========


                         MABEL SYSTEMS B.V., AMSTERDAM

1.4. 3.    Shareholders' equity

The authorized capital of the company is 2,000 ordinary shares with a par value of NLG 100 of which 400 shares are issued and outstanding.

The movement of shareholders' equity can be summarized as follows:
                                        (in Dutch guilders (NLG))


                                          1996
                                      ------------
Balance as at January 1, 1996             352,321
Profit appropriation for the year         798,792
Dividends                                (150,000)
                                      ------------
                                        1,001,113
                                      ============

1.4. 4.    Average number of employees

During 1996, ten persons were employed.

1.4. 5.    Remuneration of Directors and Shareholders

Payments to directors/shareholders, which were charged against the 1996 result, totalled NLG 238,000. In addition, NLG 100,000 in dividends were paid and NLG 50,000 in dividends were declared for directors/shareholders, and charged against the 1996 general reserve.

In 1996, a loan from a shareholder in the amount of NLG 126,780 was repaid.

1.4. 6.    Net sales

The percentage increase in net sales in 1996 was 34%.

1.4. 7.    Lease Commitment

The Company rents office space under an operating lease agreement. The total lease amount for future periods is NLG 109,200. The underlying lease agreement has a remaining duration of 26 months.

The Company has a bank guarantee for an amount of NLG 14,805 related to the above rental agreement.


                         MABEL SYSTEMS B.V., AMSTERDAM

1.4. 8.    Subsequent Event

On November 14, 1997, all of the issued and outstanding shares of the Company were sold to SS&C Technologies, Inc. Pursuant to this transaction, the general reserves will be fully distributed to the selling shareholders.

1.4. 9. Application of Generally Accepted Accounting Principles in the United States of America

In certain circumstances accounting principles followed in the preparation of Dutch financial statements differ from those generally accepted in the United States of America. However, for Mabel Systems B.V., net result and shareholders' equity in accordance with generally accepted accounting principles in the Netherlands are not materially different than net result and stockholders' equity determined in accordance with generally accepted accounting principles in the United States of America.

Footnote disclosures in these financial statements are in accordance with generally accepted accounting principles in the Netherlands and Dutch financial reporting requirements. These disclosures may vary from disclosures prepared in accordance with generally accepted accounting principles in the United States of America.

1.4. 10.   Interim Financial Statements

In the opinion of management, the interim unaudited financial statements reflect all adjustments, consisting of normal recurring accruals, necessary to present fairly the financial position and the results of operations for the interim periods presented. The results of operations for these interim periods are not necessarily indicative of the results to be expected for the full year.

1.4. 11.   Appropriation of Profit

The Articles of Association of Mabel Systems B.V. provide that the net result for the year is at the disposal of the shareholders at the Annual General Meeting. At that meeting, the shareholders approved the allocation of the net result to the general reserves, after payment of NLG 150,000 in dividends.


                         MABEL SYSTEMS B.V., AMSTERDAM

2.         REPORT OF THE INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder
Mabel Systems B.V.

      Introduction

We have audited the accompanying balance sheet of Mabel Systems B.V. as of December 31, 1996 and the related statements of operations and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements have been prepared in accordance with accounting principles generally accepted in the Netherlands.

      Scope

We conducted our audit in accordance with auditing standards generally accepted in the Netherlands which are substantially similar to those followed in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mabel
Systems B.V. as of December 31,1996 and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the Netherlands.

Accounting principles generally accepted in the Netherlands vary in certain respects from accounting principles generally accepted in the United States. Note 1.4.9 to the financial statements addresses these differences.

Amsterdam, The Netherlands
January 23, 1998


Coopers & Lybrand N.V.




                         MABEL SYSTEMS B.V., AMSTERDAM

2.         REPORT OF THE INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders
Mabel Systems B.V.

      Introduction

We have audited the accompanying balance sheets of Mabel Systems B.V. as of December 31, 1996 and the related statement of operations and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements have been prepared in accordance with accounting principles generally accepted in the Netherlands.

      Scope

We conducted our audit in accordance with auditing standards generally accepted in the Netherlands which are substantially similar to those followed in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mabel
Systems B.V. as of December 31,1996 and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the Netherlands.

Accounting principles generally accepted in the Netherlands vary in certain respects from accounting principles generally accepted in the United States. Note 1.4.9 to the financial statements addresses these differences.

Amsterdam, The Netherlands
January 23, 1998


Coopers & Lybrand N.V.




                         MABEL SYSTEMS B.V., AMSTERDAM